UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2012

Gardner Denver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13215	76-0419383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA		19087
(Address of principal executive offices)		(Zip Code)

(610) 249-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Material Compensatory Plan

The Company held its 2011 Annual Meeting of Shareholders on May 1, 2012 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment and restatement to the Gardner Denver, Inc. Long-Term Incentive Plan (as amended and restated, the “Incentive Plan”). The Incentive Plan, among other things, increases the maximum number of shares of the Company’s common stock available for issuance under the Incentive Plan by 2,250,000 to 12,250,000; extends the termination date from December 31, 2012 to December 31, 2017; eliminates tandem stock appreciate rights (“SARs”) and limits free-standing SARs to ten years; clarifies that dividend equivalents may not be paid or accrue on “unearned” performance shares; clarifies that repricing of stock options or SARs is not permitted (except in connection with specified corporate transactions involving the Company) without shareholder approval; revises the limit on the maximum payout for long-term cash bonus awards and makes employees eligible to receive long-term cash bonuses; expands the list of business criteria applicable for performance based awards; provides more flexibility in the terms of director awards; provides for 90 days to exercise an option after termination (unless terminated for cause); clarifies that shares withheld for taxes and shares tendered as payment of an option price will be added back to the Incentive Plan as available shares; removes the 50% of Incentive Plan shares limit on restricted stock and RSUs; clarifies that authority may be delegated to our Chief Executive Officer to make awards (other than to nonemployee directors or employees subject to reporting requirements under Section 16 of the Exchange Act); and clarifies other provisions and limits in the Incentive Plan.

The Incentive Plan had been previously approved, subject to shareholder approval, by the Board of Directors of the Company. A summary of the Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2012 (the “Proxy Statement”). That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on each of the below proposals, which are described in detail in the Proxy Statement. The final voting results of the Annual Meeting are set forth below.

Proposal 1 — Election of Directors — The Company’s shareholders elected each of Michael C. Arnold, Barry L. Pennypacker, and Richard L. Thompson to serve as a director of the Company for a three-year term expiring in 2015. The voting results for each of these individuals were as follows:

Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Michael C. Arnold	43,548,384	1,435,762	1,570,435
Barry L. Pennypacker	43,099,202	1,884,944	1,570,435
Richard L. Thompson	42,916,731	2,067,415	1,570,435

Proposal 2 — Ratification of Independent Registered Public Accounting Firm — The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. The voting results were 46,307,371 shares “FOR,” 174,975 shares “AGAINST,” and 72,235 ABSTENTIONS.

Proposal 3 —Amendment and Restatement of the Long-Term Incentive Plan — The Company’s shareholders approved the amendment and restatement of the Gardner Denver, Inc. Long-Term Incentive Plan. As required by the rules of the New York Stock Exchange, the amendment and restatement of the long-term incentive plan received the vote of a majority of the votes cast on this proposal, and the total votes cast represented over 50% of all shares entitled to vote on this proposal. The voting results were 40,183,290 shares “FOR,” 2,754,012 shares “AGAINST,” 2,046,844 ABSTENTIONS, and 1,570,435 BROKER NON-VOTES.

Proposal 3 — Advisory Vote to Approve Executive Compensation — The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation. The voting results were 39,792,820 shares “FOR,” 2,634,612 shares “AGAINST,” 2,556,714 ABSTENTIONS, and 1,570,435 BROKER NON-VOTES.

Item 7.01.	Regulation FD Disclosure.

Quarterly Cash Dividend and Share Repurchase Program

On May 2, 2012, the Company issued a press release (the “Press Release”) announcing that on May 1, 2012 its Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on June 1, 2012, to shareholders of record as of May 17, 2012. The Press Release also announced that on May 1, 2012 the Company’s Board of Directors approved a stock repurchase program authorizing the Company to repurchase up to 1.6 million shares of its common stock plus an additional amount to offset any dilution resulting from equity grants under the Company’s existing equity incentive plans. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is also incorporated into this Item 7.01 by reference.

Investor Presentation

From time to time, the Company’s senior management meets with current and potential investors and business analysts. The Company intends to use the presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference (the “Investor Presentation”), at these meetings over the next several months. The Company intends to post the Investor Presentation in the “Investors” section of its website at www.gardnerdenver.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

The information furnished in this Items 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1

Gardner Denver, Inc. Long-Term Incentive Plan as Amended and Restated, filed as Appendix A to Gardner Denver, Inc.’s proxy statement on Schedule 14A relating to the 2012 Annual Meeting of Shareholders of Gardner Denver, Inc., filed on March 15, 2012, and incorporated herein by reference.

99.1	Gardner Denver, Inc. Press Release dated May 2, 2012

99.2	Gardner Denver, Inc. Investor Presentation dated May 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.

Date: May 2, 2012	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Gardner Denver, Inc. Long-Term Incentive Plan as Amended and Restated, filed as Appendix A to Gardner Denver, Inc.’s proxy statement on Schedule 14A relating to the 2012 Annual Meeting of Shareholders of Gardner Denver, Inc., filed on March 15, 2012, and incorporated herein by reference.

99.1	Gardner Denver, Inc. Press Release dated May 2, 2012

99.2	Gardner Denver, Inc. Investor Presentation dated May 2012

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